Exhibit 10.2

Execution Version

Hilton grand vacations borrower escrow, llc

HILTON GRAND VACATIONS BORROWER ESCROW, INC.

PURCHASE AGREEMENT

May 20, 2021

DEUTSCHE BANK SECURITIES INC.
As Representative of the Initial Purchasers

c/o Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

Introductory. Hilton Grand Vacations Borrower Escrow, LLC, a Delaware limited liability company (the “Issuer”), and Hilton Grand Vacations Borrower Escrow, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”), each an indirect wholly-owned subsidiary of Hilton Grand Vacations Inc. (the “Parent”), the indirect parent of Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (the “Surviving Issuer”), and Hilton Grand Vacations Borrower Inc., a Delaware corporation (the “Surviving Co-Issuer” and, together with the Surviving Issuer, the “Surviving Issuers”), propose to issue and sell to Deutsche Bank Securities Inc. (“Deutsche Bank”) and the other several initial purchasers named in Annex A (collectively, the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in Annex A of $850,000,000 aggregate principal amount of the Issuers’ 5.000% Senior Notes due 2029 (the “Notes”). Deutsche Bank has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offer and sale of the Notes and the related Guarantees (as defined below) (the “Offering”).

The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), by and among the Issuers, the Escrow Guarantor (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), pursuant to a blanket issuer letter of representations, as supplemented by the relevant riders, each to be dated on or before the Closing Date (as so supplemented, the “DTC Agreement”), among the Issuers and the Depositary.

The representations, warranties, covenants and agreements of the Surviving Issuers and the Guarantors (as defined below), other than the Surviving Issuer in its capacity as the Escrow Guarantor, under this agreement (this “Agreement”) shall not become effective until the execution by the Surviving Issuers and the Guarantors of a joinder agreement to this Agreement, substantially in the form attached hereto as Exhibit C (the “Joinder Agreement”), at which time such representations, warranties, covenants and agreements shall become effective as of the date hereof pursuant to the terms of the Joinder Agreement, and each of the Surviving Issuers and the Guarantors shall, without any further action by any person, become a party to this Agreement.

The Offering is occurring in connection with the Agreement and Plan of Merger, dated as of March 10, 2021 (as amended, the “Merger Agreement”), by and among the Parent, the Surviving Issuer, Dakota Holdings, Inc., a Delaware corporation (“Diamond”), and the stockholders of Diamond named therein, pursuant to which Diamond will merge with and into the Surviving Issuer (the “Diamond

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Merger”). The Surviving Issuer will be the surviving entity of the Diamond Merger. In conjunction with or prior to the Diamond Merger and the Offering, and as described in the Pricing Disclosure Package (as defined below) and the Final Offering Memorandum (as defined below), the Parent, Holdings (as defined below), the Surviving Issuer and certain of the Surviving Issuer’s subsidiaries will (i) enter into a Credit Agreement, to be dated on or about the Closing Date, with Bank of America, N.A., as administrative agent, and the lenders and other parties party thereto (the “New Credit Agreement”), providing for a new $1.3 billion seven-year senior secured term loan facility, and (ii) amend (such amendment, the “Revolver Amendment” and, together with the New Credit Agreement and any other documents, agreements or instruments delivered in connection therewith, the “New Credit Documents”) their existing revolving credit facility under the Credit Agreement, dated as of December 28, 2016, as further amended, supplemented or otherwise modified, by and among the Parent, Holdings, the Surviving Issuer and certain of the Surviving Issuer’s subsidiaries, Bank of America, N.A., as administrative agent, and the lenders and other parties party thereto. As described in the Pricing Disclosure Package and the Final Offering Memorandum, the proceeds from the Offering are expected to be used to fund the repayment of certain existing indebtedness of the Surviving Issuers and Diamond and to pay related fees and expenses.

If the Closing Date occurs prior to the Completion Date, concurrently with the closing of the offering of the Notes, the Issuers will enter into a customary escrow agreement relating to the Notes (the “Escrow Agreement”) with the Trustee, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”), and the Escrow Guarantor. Pursuant to the Escrow Agreement, (i) the Issuers will deposit or cause to be deposited the gross proceeds of the Offering into a segregated escrow account established pursuant to the Escrow Agreement (the “Escrow Account”) and (ii) the Escrow Guarantor will agree to pay (the “Escrow Guarantee”) an amount necessary to fund the interest due on the Notes from June 4, 2021 to, but excluding the Special Mandatory Redemption Date (as defined in the Preliminary Offering Memorandum). The funds held in the Escrow Account will be released to the Surviving Issuer upon delivery by the Issuers to the Escrow Agent and the Trustee of an officer’s certificate certifying that the Escrow Conditions (as defined in the Pricing Disclosure Package) have been or, substantially concurrently with the release of the funds held in the Escrow Account, will be met, including (a) the consummation of the Diamond Merger, (b) the application of the funds held in the Escrow Account in connection with the Diamond Merger as described in the Pricing Disclosure Package and the Final Offering Memorandum, (c) the execution and delivery by the Surviving Issuers and the Guarantors of (i) the Supplemental Indenture (as defined below) and (ii) the Joinder Agreement ((i) and (ii) together, the “Assumption”), and (d) the consummation of (i) the merger of the Issuer with and into the Surviving Issuer, with the Surviving Issuer continuing as the surviving entity, and (ii) the merger of the Co-Issuer with and into the Surviving Co-Issuer, with the Surviving Co-Issuer continuing as the surviving entity (collectively, the “Escrow Mergers”). The date, if any, when the Escrow Conditions are satisfied is herein referred to as the “Escrow Release Date.” In the event that upon the earlier of (a) the Escrow Agent not having received the officer’s certificate described above on or prior to the Escrow End Date (as defined in the Preliminary Offering Memorandum), (b) the Issuers notifying the Escrow Agent and the Trustee in writing that the Diamond Merger will not be consummated on or prior to the Termination Date (as defined in the Merger Agreement) or (c) the Merger Agreement having been terminated in accordance with its terms (such earlier date, the “Cut-Off Date”), the Issuers will be required to redeem the Notes in accordance with the special mandatory redemption provisions set forth in the Indenture. For the purposes of this Agreement, the term “Completion Date” means the Escrow Release Date. On and after the Closing Date and prior to the Completion Date, the Notes will be secured pursuant to the terms of the Escrow Agreement on a first-priority basis, by a lien on the Escrow Account and funds therein as described in the Pricing Disclosure Package and the Final Offering Memorandum (the “Escrow Collateral”). If the Diamond Merger is consummated on the Closing Date, all references to the “Completion Date” in this Agreement will refer to the Closing Date, and the escrow arrangements described herein will not be implemented.

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On and after the Completion Date, the payment of principal, premium and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees”), in each case jointly and severally, by (i) by the Parent, Hilton Grand Vacations Parent LLC, a Delaware limited liability company (“Holdings” and, together with the Parent, the “Parent Guarantors”), and each of the Surviving Issuer’s wholly owned domestic restricted subsidiaries (other than the Surviving Co-Issuer) as of the Completion Date, after giving effect to the Transactions and including the Diamond Entities (as defined below), that as of such date will guarantee the obligations under the Surviving Issuer’s senior secured credit facilities, which subsidiaries are expected to be those entities set forth on Schedule I-1 and Schedule I-2 hereto, as applicable (collectively, the “Subsidiary Guarantors” and, together with the Parent Guarantors, the “Guarantors”), and (ii) any other subsidiary of the Surviving Issuer formed or acquired after the Closing Date that is required to provide an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns, pursuant to their respective Guarantees. Each of the Surviving Issuers and the Guarantors shall, on the Completion Date, execute and deliver a supplemental indenture (the “Supplemental Indenture”) to the Indenture (and other agreements and opinions reasonably satisfactory to the Trustee) pursuant to which they assume all of the obligations of the Issuer, in the case of the Surviving Issuer, and of the Co-Issuer, in the case of the Surviving Co-Issuer, or become Guarantors, in the case of the Guarantors, under the Indenture, the Notes and the Guarantees thereof, as the case may be, and from and after the Completion Date, references herein to the “Indenture” shall mean such Indenture dated as of the Closing Date, as supplemented by the Supplemental Indenture dated as of the Completion Date. The Notes, the Escrow Guarantee and the Guarantees are herein collectively referred to as the “Securities.”

As used herein, (i) the term “Diamond Entities” refers to each of Diamond’s wholly owned domestic restricted subsidiaries set forth on Schedule I-2 hereto, (ii) the term “Transactions” refers collectively to the consummation of the Diamond Merger pursuant to the Merger Agreement, the Offering, the issuance and sale of the Notes pursuant to the terms of this Agreement and the Indenture, the issuance of the Escrow Guarantee pursuant to the terms of the Indenture, the entry into the Escrow Agreement and the deposit of proceeds of the issuance and sale of the Notes into the Escrow Account, the granting of any security interest under the Escrow Agreement, the consummation of the Escrow Mergers, the Assumption, the release of funds from the Escrow Account and the use thereof for the repayment of certain outstanding indebtedness, the entry into the Joinder Agreement, the entry into the Supplemental Indenture, the issuance of the Guarantees pursuant to the terms of the Supplemental Indenture, the execution of the New Credit Documents, the borrowings under the New Credit Agreement and the use thereof for the repayment of certain outstanding indebtedness, and the payment of all fees and expenses related thereto, as well as any other transactions included in the definition of the “Transactions” in the Pricing Disclosure Package and the Final Offering Memorandum, and (iii) the term “Transaction Agreements” refers to the Merger Agreement, this Agreement, the Indenture, the Escrow Agreement, the Joinder Agreement, the Supplemental Indenture and the New Credit Documents.

The Issuers and the Escrow Guarantor understand that the Initial Purchasers propose to effect the Offering on the terms and in the manner set forth herein and in the Pricing Disclosure Package and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the time this Agreement is executed by the parties hereto. The “Time of Execution” means 3:30 p.m. (New York City time) on May 20, 2021, which is the time of the first sale of the Securities by the Initial Purchasers. The Securities are to be offered and sold to, and are expected to be sold by, the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act, in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire the Securities shall be deemed to have agreed that the Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions

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afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated May 17, 2021 (the “Preliminary Offering Memorandum”), and have prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated May 20, 2021 (in the form attached hereto as Exhibit A, the “Pricing Supplement”), describing the terms of the Securities, each for use by each Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement (taken together) are herein referred to as the “Pricing Disclosure Package.” Promptly after the Time of Execution, the Issuers will prepare and deliver to each Initial Purchaser a Final Offering Memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed by the Parent under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Execution and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed by the Parent under the Exchange Act after the Time of Execution and incorporated by reference in the Final Offering Memorandum.

The Issuers, the Escrow Guarantor and, effective upon the execution of the Joinder Agreement, the Surviving Issuers and the Guarantors (including the Diamond Entities), jointly and severally, hereby confirm their agreements with the Initial Purchasers as follows:

1.
Representations and Warranties. As of the date hereof, each of the Issuers and the Escrow Guarantor, jointly and severally, hereby represents, warrants and covenants (it being understood that all representations, warranties and covenants of the Issuers and the Escrow Guarantor with respect to Diamond and its subsidiaries are made to the knowledge of the Issuers and the Escrow Guarantor, after due inquiry) and, upon execution and delivery of the Joinder Agreement, each of the Surviving Issuers and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):
a.
No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 1 and 2 hereof and with the procedures set forth in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
b.
No Integration of Offerings or General Solicitation. The Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and any other direct or indirect subsidiary of the Parent have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of any series of Securities in a manner that would

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require such Securities to be registered under the Securities Act. None of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors, any of their respective affiliates, as such term is defined in Rule 501 under the Securities Act (each, an “Affiliate”), or, to their knowledge, any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the Offering, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, none of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors, any of their respective Affiliates or, to their knowledge, any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and each of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective Affiliates and, to their knowledge, any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.
c.
Eligibility for Resale Under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class (within the meaning of Rule 144A) as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) or quoted in a U.S. automated interdealer quotation system.
d.
The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Execution, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 4(b) hereof, as applicable) as of the Closing Date, contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto, as the case may be (it being understood that the only such information is that information specified in Section 9(b)).
e.
Issuer Additional Written Communications. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than the Pricing Disclosure Package, the Final Offering Memorandum and any electronic or written road show presentation or other written communications, in each case used in accordance with Section 4(a) hereof (each such communication by the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors or their respective agents and representatives pursuant to clause (iii) of the preceding sentence, an “Issuer Additional Written Communication”). Each Issuer Additional Written Communication, as supplemented by and taken together with the Pricing Supplement, does not conflict in any material respect with the information contained in the Pricing Disclosure Package or the Final Offering Memorandum and each Issuer Additional Written Communication, as supplemented by and, taken together with the Pricing Disclosure Package, as of the Time of Execution, did not include, and

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at the Closing Date will not include, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuer Additional Written Communication made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser through the Representative expressly for use in any Issuer Additional Written Communication (it being understood that the only such information is that information specified in Section 9(b)).
f.
Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package and as updated and/or superseded by any subsequently filed Incorporated Document(s), as of the Time of Execution, did not contain, and at the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
g.
The Purchase Agreement and the Joinder Agreement. This Agreement has been duly authorized, executed and delivered by the Issuers and the Escrow Guarantor and, on the Completion Date, the Joinder Agreement will have been duly authorized, executed and delivered by the Surviving Issuers and the Guarantors.
h.
The Indenture and the Supplemental Indenture. The Indenture (including, in the case of the Escrow Guarantor, the Escrow Guarantee set forth in the Indenture) has been duly authorized by the Issuers and the Escrow Guarantor and, on the Closing Date, will have been duly executed and delivered by the Issuers and the Escrow Guarantor, and, when duly executed and delivered in accordance with its terms by the Trustee, will constitute a valid and binding agreement of the Issuers and the Escrow Guarantor enforceable against the Issuers and the Escrow Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally from time to time in effect; the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity); and applicable law and public policy with respect to rights to indemnity and contribution (the “Enforceability Exceptions”). On the Completion Date, the Supplemental Indenture (including, in the case of the Guarantors, the Guarantees set forth in the Indenture) will have been duly authorized, executed and delivered by the Surviving Issuers and the Guarantors and, when duly executed and delivered in accordance with its terms by the Trustee, the Indenture (as so supplemented) will constitute a valid and binding agreement of the Surviving Issuers and the Guarantors enforceable against the Surviving Issuers and the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
i.
Authorization of the Notes, the Escrow Guarantee and the Guarantees. The Notes to be purchased by the Initial Purchasers from the Issuers will, on the Closing Date, be in the form contemplated by the Indenture, have been duly authorized by the Issuers for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuers, and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. On the Completion Date, the Notes will have been duly authorized by the Surviving Issuers and will constitute valid and binding

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obligations of the Surviving Issuers, enforceable against the Surviving Issuers in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. The Escrow Guarantee will be in the form contemplated by the Indenture; the Escrow Guarantee, on the Closing Date, will have been duly authorized by the Escrow Guarantor for issuance pursuant to this Agreement and the Indenture; the Escrow Guarantee, on the Closing Date, will have been duly executed by the Escrow Guarantor and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Escrow Guarantee will constitute valid and binding agreement of the Escrow Guarantor, enforceable against the Escrow Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. The Guarantees will be in the form contemplated by the Indenture; the Guarantees, on the Completion Date, will have been duly authorized by the Guarantors for issuance pursuant to this Agreement and the Indenture; the Guarantees, on the Completion Date, will have been duly executed by the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor and the Supplemental Indenture has been executed by the Surviving Issuers and the Guarantors, the Guarantees will constitute valid and binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
j.
The Escrow Agreement. The Escrow Agreement has been duly authorized by the Issuers and the Escrow Guarantor and, on the Closing Date, will have been duly executed and delivered by, and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and binding agreement of, the Issuers and the Escrow Guarantor, enforceable against the Issuers and the Escrow Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions. The Escrow Agreement will, on the Closing Date, create in favor of the Trustee, for the benefit of itself and the holders of the Notes, as applicable, a legal, valid and enforceable security interest in the Escrowed Funds described therein as security for the Notes, as applicable, to the extent that a legal, valid, binding and enforceable security interest in such Escrowed Funds may be created under any applicable law of the United States of America and any states thereof, including, without limitation, the applicable Uniform Commercial Code (“UCC”), which security interest, upon execution of the Escrow Agreement, will constitute a fully perfected lien on, and security interest in, all right, title and interest of each Issuer in such Escrowed Funds.
k.
Description of the Transaction Documents. The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.
l.
No Material Adverse Effect. Neither the Parent, Diamond, nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree; and subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Parent or its subsidiaries, or of Diamond or its subsidiaries, in each case taken as a whole and after giving effect to the Transactions (any such change or development, a “Material Adverse Effect”), and the Parent and its subsidiaries, and Diamond and its subsidiaries, in each case considered as one entity, have not except as otherwise disclosed in the Offering Memorandum, incurred any material liability or obligation (whether indirect, direct or contingent), or except as otherwise disclosed in the Offering Memorandum, entered into any

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material transaction or agreement, in each case not in the ordinary course of business, except for transactions and agreements related to the Transactions.
m.
Independent Accountants. Ernst & Young LLP who have expressed their opinion with respect to certain financial statements (which term as used in this Agreement includes the related notes thereto) of the Parent included or incorporated by reference in in the Offering Memorandum, are independent auditors with respect to the Parent within the meaning of the rules of the American Institute of Certified Public Accountants. Deloitte & Touche LLP who have expressed their opinion with respect to certain financial statements of Diamond included in the Offering Memorandum, are independent auditors with respect to Diamond within the meaning of the rules of the American Institute of Certified Public Accountants.
n.
Preparation of the Financial Statements. The consolidated historical financial statements of each of (i) the Parent and its consolidated subsidiaries and (ii) Diamond and its consolidated subsidiaries and the related notes thereto included or incorporated by reference in the Offering Memorandum present fairly in all material respects the consolidated financial position of the Parent and Diamond and their respective consolidated subsidiaries, as the case may be, as of and at the dates indicated and the results of their operations and cash flows for the periods specified in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise stated therein). The historical financial data of the Parent and Diamond and their respective consolidated subsidiaries included or incorporated by reference in the Offering Memorandum under the captions “Summary—Summary Historical Consolidated Financial Information of HGV” and “Summary—Summary Historical Consolidated Financial Information of Diamond” present fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma condensed consolidated financial statements of the Parent and its subsidiaries and the related notes thereto included or incorporated by reference under the caption “Summary—Summary Pro Forma Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Information of HGV and Diamond” and elsewhere in the Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements in all material respects and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statistical and market related data included or incorporated by reference in the Offering Memorandum are based on or derived from sources that the Parent and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.
o.
Incorporation and Good Standing. Each of the Issuers, the Escrow Guarantor, the Surviving Issuers and each of the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited liability company or limited partnership, as applicable, in good standing (to the extent such concept exists in the applicable jurisdiction) under the laws of the jurisdiction of its incorporation or formation, as applicable, has corporate or other organizational power, as applicable, and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum, as applicable, and has been duly qualified as a foreign entity for the transaction of business and is in good standing (to the extent such concept exists in the applicable jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of clauses (ii) and (iii), where the failure to have such power or authority or to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent does not own or control, directly or indirectly, any corporation, association or other entity that is expected to be a Subsidiary Guarantor as of the Completion Date other than the subsidiaries listed on Schedule I-1 hereto and each of the

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subsidiaries of the Parent listed on Schedule I-1 hereto is organized in the jurisdiction set forth beside such subsidiary’s name on Schedule I-1. Diamond does not own or control, directly or indirectly, any corporation, association or other entity that is expected to be a Subsidiary Guarantor as of the Completion Date other than the subsidiaries listed on Schedule I-2 hereto and each of the subsidiaries of Diamond listed on Schedule I-2 hereto is organized in the jurisdiction set forth beside such subsidiary’s name on Schedule I-2. As used in this Agreement, “subsidiary” or “subsidiaries” shall mean both direct and indirect subsidiaries of an entity.
p.
Capitalization and Other Capital Stock Matters. Except as set forth in the Offering Memorandum, all of the issued and outstanding capital stock or other ownership interests of each Issuer, the Escrow Guarantor, each Surviving Issuer and each Guarantor has been duly authorized and validly issued, is fully paid and nonassessable and (except for directors’ qualifying shares and capital stock or other ownership interests of the Parent) is owned or will after the consummation of the Transactions be owned, directly or indirectly, by the Parent, free and clear of all liens, encumbrances, equities or claims other than as expressly permitted in the Indenture. As of March 31, 2021 (other than with respect to common stock, which is calculated assuming a number of shares issued based on a May 13, 2021 closing date of the Merger in the case of the Pricing Disclosure Package, and a May 20, 2021 closing date of the Merger in the case of the Final Offering Memorandum), after giving pro forma effect to the Transactions, on a consolidated basis, the Parent would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” and there are no outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Parent, the Issuers, the Surviving Issuers or any of their respective subsidiaries other than those described in the Pricing Disclosure Package and the Final Offering Memorandum.
q.
Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Issuers, the Escrow Guarantor, the Surviving Issuers or any of the Guarantors is in violation of its charter or bylaws or other organizational documents, as applicable, or in default (“Default”) in the performance or observance of any obligation, agreement, covenant or condition under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (each, an “Existing Instrument”), or (C) in violation of any law or statute applicable to the Issuers, the Escrow Guarantor, the Surviving Issuers or any of the Guarantors or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Issuers, the Escrow Guarantor, the Surviving Issuers or any of the Guarantors, except, in the case of clauses (B) and (C), such defaults and violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

The execution, delivery and performance of the Transaction Documents by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, as applicable, the issuance and delivery of the Securities, and the consummation of the Transactions (i) will not result in any violation of the provisions of the charter or by-laws or similar organizational documents of any of the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors, (ii) will not conflict with or constitute a breach of, or Default or, except as otherwise disclosed in the Offering Memorandum, a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent, the Parent’s subsidiaries, Diamond or the Diamond Entities pursuant to, or require the consent (except as shall have been obtained prior to the Completion Date) of any other party to, any Existing Instrument, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Parent, any subsidiary of the Parent, Diamond or any Diamond Entity, except, in the case of clauses (i) (other than with respect to the Issuers and the Surviving Issuers), (ii) and (iii) above, for such conflicts, breaches, Defaults, Debt Repayment Triggering Events, liens, charges, encumbrances, consents or violations as are disclosed in the

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Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors and their respective subsidiaries.

Except as otherwise disclosed in the Offering Memorandum, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court or other governmental or regulatory authority or agency, is required for the execution, delivery and performance of the Transaction Documents by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, as applicable, the issuance and delivery of the Securities, or consummation of the Transactions, except (i) such as will be obtained or made by the Parent, the Surviving Issuers or the Issuers under the Securities Act, the Trust Indenture Act, applicable state securities or Blue Sky laws, (ii) such mortgages, filings and recordings with governmental or regulatory authorities or agencies as may be required to perfect security interests under the Escrow Agreement, and (iii) as shall have been obtained or made prior to the Closing Date, except where the failure to obtain any such consents, approvals, authorizations, orders, registrations or qualifications or make such filings would not impair, in any material respect, the ability of the Parent, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors to consummate the Transactions.

r.
No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no material legal or governmental actions, suits or proceedings pending or, to the Issuers’, the Escrow Guarantor’s, the Surviving Issuers’ and the Guarantors’ knowledge, threatened against or affecting the Parent, Diamond or any of their respective subsidiaries or which has as the subject thereof any property owned or leased by the Parent, Diamond or any of their respective subsidiaries which would be required by the Securities Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.
s.
No Labor Disputes. There are no strikes or other labor disputes against the Parent or any of its subsidiaries pending or, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, threatened, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
t.
Intellectual Property Rights. The Parent and its subsidiaries own, license or possess or have sufficient rights to use the trademarks, trade names, patents, copyrights, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as currently conducted and as described in the Offering Memorandum, except where the failure to so own or possess or have the right to use would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and, except as otherwise disclosed in the Offering Memorandum, any expiration, cancellation, abandonment, forfeiture or relinquishment of any of such Intellectual Property Rights would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Neither the Parent nor any of its subsidiaries has received any unresolved written notice of any claim of infringement with asserted Intellectual Property Rights of others in the past two years, except for any such claims as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
u.
All Necessary Permits, etc. The Parent and its subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses and as described in the Offering Memorandum, except as would not reasonably be expected, individually or in the aggregate, to result in a

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Material Adverse Effect, and except as described in the Offering Memorandum, the Parent and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit, except for any such proceedings as would not, individually or in the aggregate reasonably be expected to result in a Material Adverse Effect.
v.
Title to Properties. The Parent and its subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(n) hereof (other than properties sold in the ordinary course of business since the date of such financial statements), and hold any leased real or personal property under valid and enforceable leases, except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
w.
Tax Law Compliance. Except for any failures or exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or as disclosed in the Offering Memorandum, (i) the Parent and each of the Parent’s subsidiaries has timely filed (taking into account valid extensions) all federal, state, local and foreign tax returns required to be filed by it and has paid all taxes (and any related interest, penalties and additions to tax) required to be paid by it (including in its capacity as a withholding agent) except for any taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP, and (ii) to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, there is no proposed tax deficiency or assessment against the Parent or any of the Parent’s subsidiaries.
x.
Issuers, Escrow Guarantor, Surviving Issuers and Guarantors Not an “Investment Company”. None of the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors is, or after receipt of payment for the Securities, consummation of the Transactions or application of the net proceeds from the Offering as described in the Offering Memorandum will be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
y.
No Price Stabilization or Manipulation. None of the Parent or any of the Parent’s subsidiaries has taken or will take, directly or indirectly, any action that is designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Parent or its subsidiaries to facilitate the sale or resale of the Securities.
z.
Accounting Systems. Parent maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has been designed by the Parent’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that: transactions are executed in accordance with management’s general or specific authorization; transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP; access to assets is permitted only in accordance with management’s general or specific authorization; and the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors are not aware of any material weaknesses in Parent’s internal control over financial reporting.
aa.
Solvency. The Parent and its subsidiaries, taken as a whole, are, and after giving effect to the Transactions, will be, Solvent. As used herein, the term “Solvent” means that on such date (i) the fair value of the assets of the Parent and its subsidiaries, taken as a whole, exceeds, taken as a whole, the debts and liabilities, subordinated, contingent or otherwise, of the Parent and its subsidiaries, (ii) the present fair saleable value of the property of the Parent and its subsidiaries, taken as a whole, is greater than the amount that will be required to pay the probable liabilities of the Parent and its subsidiaries, taken as a whole, and their debts as they become absolute and matured, (iii) the Parent and its subsidiaries, taken as a whole, are able to realize upon their assets and pay their debts and other liabilities,

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including contingent obligations, as they mature and (iv) the Parent and its subsidiaries, taken as a whole, do not have unreasonably small capital.
bb.
Disclosure Controls and Procedures. The Parent has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) designed to ensure that material information relating to the Parent and its subsidiaries is made known to the chief executive officer and chief financial officer of the Parent by others within the Parent or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system.
cc.
Regulations T, U, X. None of the Parent or any of the Parent’s subsidiaries, nor, to their knowledge, any agent thereof acting on their behalf (other than any Initial Purchaser, as to which no representation is given) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.
dd.
Compliance with Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as disclosed in the Offering Memorandum: the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors, and their respective subsidiaries are in compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health (to the extent relating to exposure to hazardous or toxic substances or wastes, pollutants, contaminants, chemicals, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the use, generation, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”); neither the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors nor any of their respective subsidiaries has received written notice of any claim, investigation, action or cause of action filed with a court or governmental authority, violation, or actual or potential liability under Environmental Law (collectively, “Environmental Claims”), and, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, no such Environmental Claims have been threatened against the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors and their respective subsidiaries or any person or entity whose liability for any Environmental Claim, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors and their respective subsidiaries have retained or assumed either contractually or by operation of law; and to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, there has been no activity, circumstance, condition, event or occurrence, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that would reasonably be expected to result in a violation of or liability of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors or any of their respective subsidiaries under Environmental Laws or form the basis of an Environmental Claim against the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors or any of their respective subsidiaries or against any person or entity whose liability for any Environmental Claim the Parent and its subsidiaries have retained or assumed either contractually or by operation of law.
ee.
ERISA Compliance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the following events has occurred or exists: (a) a “reportable event” as defined under the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan (as defined below); (b) a withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which Parent or any of its subsidiaries was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section

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4062(e) of ERISA; (c) a complete or partial withdrawal from a Plan; (d) the filing by the PBGC of a notice of intent to terminate any Plan, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, respectively, or the commencement of proceedings by the PBGC to terminate a Plan; (e) appointment of a trustee to administer any Plan; (f) with respect to a Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code or Section 302, 303 or 304 of ERISA, whether or not waived; (g) the imposition of any liability under Title IV of ERISA with respect to any Plan, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA; (h) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to any Plan; or (i) any violation of law or applicable qualification standards, with respect to any Plan. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the following events has occurred or is reasonably likely to occur: (a) an increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Parent and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Parent and its subsidiaries; (b) an increase in the “accumulated post−retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Parent and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Parent and its subsidiaries; (c) liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any Plan; or (d) the filing of a material claim by one or more employees or former employees of the Parent or any of its subsidiaries related to their employment. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Parent or any of its subsidiaries may have any liability.
ff.
No Unlawful Contributions or Other Payments. Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Parent or any of its subsidiaries, or any controlled affiliate of the Parent, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the rules and regulations thereunder, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the U.K. Bribery Act of 2010, or any other applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA or other applicable anti-bribery or anti-corruption law) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or other applicable anti-bribery or anti-corruption law, and the Parent, its subsidiaries and, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, Parent’s controlled affiliates have conducted their businesses in compliance with the FCPA and other applicable anti-bribery or anti-corruption law, and have instituted and maintain and enforce policies and procedures designed to achieve, and which are reasonably expected to continue to achieve, continued compliance therewith.
gg.
No Conflict with Sanctions Laws. Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, any director, officer, agent, employee or controlled affiliate of the Parent or any of its subsidiaries is currently the subject or target of any sanctions administered or enforced by the U.S. government, including without limitation by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Parent

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or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions. The Parent, the Issuers and the Surviving Issuers will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person, entity or government that, at the time of such funding or facilitation, is the subject or target of Sanctions, or (ii) in any other manner that will result in a violation by any person (including any person participating in the offering, whether as initial purchaser, underwriter, advisor, investor or otherwise) of Sanctions.
hh.
Compliance with Money Laundering Laws. The operations of the Parent and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, threatened.
ii.
Regulation S. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the Offering outside the United States and, in connection therewith, and the Offering Memorandum will contain the disclosure required by Rule 902 of Regulation S. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.
jj.
Cybersecurity. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective subsidiaries (collectively, “IT Systems”) now or proposed to be operated by them, are adequate for, and operate and perform as required in connection with the operation of the business of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective subsidiaries as described in the Offering Memorandum, and, to the knowledge of Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective subsidiaries, are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) collected, processed, stored or used in connection with their businesses, and, to the knowledge of the Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective subsidiaries, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without cost or liability or the duty to notify any other person or entity, nor any incidents under internal review or

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investigations relating to the same. The Issuers, the Escrow Guarantor, the Surviving Issuers, the Guarantors and their respective subsidiaries are presently, except as would not, individually or in the aggregate, have a Material Adverse Effect, in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
kk.
Limitations on Distributions. Except as may be limited by applicable state corporation law or comparable laws, no subsidiary of Parent is currently prohibited, directly or indirectly, from paying any dividends to the Parent or the Surviving Issuers, as applicable, from making any other distribution on such subsidiary’s capital stock or other ownership interests, from repaying to the Parent or the Surviving Issuers, as applicable, any loans or advances to such subsidiary from the Parent or the Surviving Issuers, as applicable, or from transferring any of such subsidiary’s property or assets to the Parent or the Surviving Issuers, as applicable, or any other subsidiary of the Parent or the Surviving Issuers, as applicable, except as described in the Offering Memorandum.
ll.
Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by the Parent and the Surviving Issuer and constitutes a valid and binding agreement of such persons, enforceable against such persons in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability. Neither the Parent nor the Surviving Issuer has received any written notice of termination of the Merger Agreement. Nothing has come to the knowledge of either the Parent, the Surviving Issuers, the Issuers or the Escrow Guarantor that would cause it to believe that, and none of them has received any written notice to the effect that, any conditions to the closing of the transactions contemplated by the Merger Agreement will not be satisfied by any party thereto, at or prior to December 10, 2021. In addition, to the knowledge of the Parent, the Surviving Issuers, the Issuers or the Escrow Guarantor, after due inquiry, (i) the representations and warranties of Diamond in the Merger Agreement are true and correct, except to the extent such representations and warranties are made as of another date, in which case, such representations and warranties shall be true and correct as of that date, in each case, with the same force and effect as if made as of the date hereof or the Closing Date, as applicable, and (ii) each of the parties to the Merger Agreement has complied in all material respects with the covenants in the Merger Agreement applicable to it.

Any certificate signed pursuant to this Agreement by an officer of the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors and delivered to the Representative or to counsel for the Initial Purchasers in connection with the closing of the Offering shall be deemed to be a representation and warranty by such Issuer, the Escrow Guarantor, Surviving Issuer and Guarantor, as the case may be, to the Initial Purchasers as to the matters set forth therein.

2.
[Reserved.]
3.
Purchase, Sale and Delivery of the Securities.
mm.
The Securities. On the basis of the representations, warranties, covenants and agreements and subject to the terms and conditions, set forth herein, the Issuers agree to sell to the several Initial Purchasers all of the Securities, and subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers the aggregate principal amount of Notes set forth opposite their respective names on Annex A, at a purchase price of 100.000% of the principal amount thereof (the “Purchase Price”), plus accrued interest, if any, from June 4, 2021, to the Closing Date.

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nn.
The Closing Date. Delivery of certificates for the Notes in global form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Simpson Thacher & Bartlett LLP (or such other place as may be agreed to by the Issuers and the Representative) at 9:00 a.m., New York City time, on June 4, 2021 or such other time and date as the Representative and the Issuers may agree to in writing (the time and date of such closing are called the “Closing Date”).
oo.
Delivery of the Securities. The Issuers shall deliver to the Representative for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer in the amount of the aggregate Purchase Price for the Notes, plus accrued interest, if any, to the Closing Date, to the Escrow Account in immediately available funds, and such payment shall include the aggregate Deferred Discount (as defined below). The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and will be deposited with the Trustee as custodian for the Depositary and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representative and the Issuers may agree. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.
pp.
Deferred Discount. On the Completion Date, pursuant to the terms of the Escrow Agreement, a deferred discount in the aggregate amount of $12,750,000 with respect to the Notes (the “Deferred Discount”), shall be released from the Escrow Account to the Representative for the accounts of the several Initial Purchasers, to be paid by wire transfer to the account or accounts specified by the Representative in immediately available funds. If the Completion Date does not occur on or prior to the Cut-Off Date, the aggregate Purchase Price, including the Deferred Discount, shall be used to redeem the Notes pursuant to the terms of the Escrow Agreement and the special mandatory redemption provisions set forth in the Indenture.
4.
Additional Covenants. Each of the Issuers and the Escrow Guarantor further covenants and agrees and, upon execution and delivery of the Joinder Agreement, each of the Surviving Issuers and the Guarantors further covenants and agrees, jointly and severally, with each Initial Purchaser as follows:
qq.
Delivery of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Issuer Additional Written Communications. As promptly as practicable following the Time of Execution and in any event not later than the fourth business day following the date hereof, the Issuers and the Escrow Guarantor will prepare and deliver to the Initial Purchasers the Final Offering Memorandum. None of the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors shall amend or supplement the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been furnished a copy of the proposed amendment or supplement prior to the proposed use or filing, and the Representative shall not have reasonably objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Issuer Additional Written Communication, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.
rr.
Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If, prior to the later of the Closing Date and the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers (but in no event more than 180 days after the date hereof), any event shall occur or condition exist as a result of which the Pricing Disclosure Package or the Final Offering Memorandum would include any untrue statement of material fact or omit

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to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and it is necessary to amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if in the reasonable judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum to comply with any applicable law, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors agree to promptly prepare, and furnish at their own expense to the Representative, amendments or supplements to the Pricing Disclosure Package or the Final Offering Memorandum (as applicable) so that the statements in the Pricing Disclosure Package or the Final Offering Memorandum (as applicable) as so amended or supplemented will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made and at the time of sale of Securities and at the Closing Date, not misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law. Upon request of any holder or prospective purchaser of the Securities, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will provide all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
ss.
Copies of the Offering Memorandum. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors agree to furnish to the Initial Purchasers, without charge, during the period referred to in paragraph (b) above, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as the Initial Purchasers shall have reasonably requested.
tt.
Blue Sky Compliance. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors shall be required to qualify as a foreign corporation or other foreign entity or to take any action that would subject them to general service of process in any such jurisdiction where they are not presently qualified or where they would be subject to taxation as a foreign corporation or other foreign entity. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.
uu.
Escrow of Gross Proceeds. The Issuers shall deposit or cause to be deposited the gross proceeds from the sale of the Securities received by the Issuers in the Escrow Account.
vv.
Use of Proceeds. The Issuers and the Surviving Issuers shall apply the net proceeds from the sale of the Securities sold by them in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Final Offering Memorandum.
ww.
The Depositary. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will cooperate with the Initial Purchasers and use their commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

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xx.
Agreement Not to Offer or Sell Additional Securities. During the period from the date hereof through and including the date that is 60 days following the date hereof, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will not, and they will cause their respective subsidiaries not to, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors or securities exchangeable for or convertible into debt securities of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors (other than as contemplated by this Agreement); provided that this Section 4(h) shall not apply to the issuance of new asset-backed securities by the Parent, Diamond or any of their subsidiaries.
yy.
Future Reports to the Initial Purchasers. For so long as any Securities remain outstanding, during any period when the Parent is not publicly filing information required under Section 13 or Section 15 of the Exchange Act on the Commission’s EDGAR system or posting such information on the Parent’s website (or otherwise providing such information to the Trustee or the holders of the Securities in accordance with the terms of the Indenture), the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will furnish to the Representative: as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Parent containing the balance sheet of the Parent as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Parent’s independent public or certified public accountants; and as soon as available, copies of any report or communication of the Parent mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).
zz.
No Integration. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors agree that they will not, and will cause their subsidiaries or any other person acting on any of their behalf (other than the Initial Purchasers, as to which no covenant is given) not to, make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S or otherwise.
aaa.
No General Solicitation or Directed Selling Efforts. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors agree that they will not and will not permit any of their subsidiaries or any other person acting on any of their behalf (other than the Initial Purchasers, as to which no covenant is given) to solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.
bbb.
Ratings of Securities. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors shall take all reasonable actions necessary to enable Standard & Poor’s Ratings Services, a division of The McGraw Hill, Inc. Companies, and Moody’s Investors Service, Inc. to provide their respective credit ratings to the Securities.
ccc.
Legended Securities. Each certificate for a Note will bear the legend contained in “Notice to Investors; Transfer Restrictions” in the Pricing Disclosure Package and the Final Offering Memorandum

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for the time period and upon the other terms stated in the Pricing Disclosure Package and the Final Offering Memorandum.
ddd.
Completion Date Documents, Opinions and Certificates. On the Completion Date, the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors shall:
i.
cause to be delivered to the Initial Purchasers (A) an opinion of Simpson Thacher & Bartlett LLP, counsel for the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, and (B) opinions from such local counsel furnishing opinions under the New Credit Agreement, in each case dated as of the Completion Date and in form and substance reasonably satisfactory to the Representative;
ii.
cause to be executed (A) the Joinder Agreement and (B) the Supplemental Indenture, in each case in form and substance reasonably satisfactory to the Representative, and the Initial Purchasers shall have received executed copies thereof; and
iii.
cause to be delivered to the Initial Purchasers any other certificates, evidence and documents confirming compliance with and satisfaction of the Escrow Conditions in accordance with the Escrow Agreement and such other certificates or documents as the Initial Purchasers shall reasonably request.

The Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Issuers, the Escrow Guarantor, the Surviving Issuers and any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

5.
Payment of Expenses. Each of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, jointly and severally, agrees to pay all costs, fees and expenses incurred by each of them and their subsidiaries (if any) in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, all fees and expenses of the counsel to the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, and independent public or certified public accountants, all costs and expenses incurred in connection with the preparation, printing, shipping and distribution (including any form of electronic distribution) of the Pricing Disclosure Package and the Final Offering Memorandum (including the financial statements set forth or incorporated by reference therein), and all amendments and supplements thereto, all filing fees and reasonable attorneys’ fees and expenses incurred by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States or the provinces of Canada (including, without limitation, the cost of preparing, printing and mailing preliminary and final Blue Sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum) and advising the Initial Purchasers of such qualifications, registrations and exemptions, the fees and expenses of the Trustee and the Escrow Agent, including the fees and disbursements of counsel for the Trustee and the Escrow Agent, in connection with the transactions contemplated hereby, any fees payable in connection with the rating of the Securities with the ratings agencies, the transportation and other expenses incurred by or on behalf of representatives of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors in connection with presentations to prospective purchasers of the Securities, and expenses associated with any electronic road show (it being understood that the Initial Purchasers, collectively, shall bear one-half of the costs associated with any chartered aircraft as well as their representatives’ other transportation and

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other expenses), all fees and expenses associated with the grant or perfection of the security interests and liens to be obtained under the Escrow Agreement, including, without limitation, the preparation of the Escrow Agreement and the other documents required thereunder in connection therewith and all lien search and filing fees in connection with perfecting the security interest in the Escrowed Funds, and all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors in connection with approval of the Securities by Depositary for “book-entry” transfer, and the performance by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors of their respective obligations under this Agreement. Except as provided in this Section 5 and Section 7, Section 9 and Section 10 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
6.
Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers and the Escrow Guarantor of their covenants and other obligations hereunder in all material respects (except to the extent already qualified by materiality), and to each of the following additional conditions:
eee.
Accountants’ Comfort Letters. At the Time of Execution, each of Ernst & Young LLP and Deloitte & Touche LLP shall have furnished to the Initial Purchasers a “comfort letter,” dated the date hereof and to take effect at the Time of Execution, in form and substance reasonably satisfactory to the Initial Purchasers and covering the matters contained or incorporated by reference in the Preliminary Offering Memorandum, and, in addition, on the Closing Date, the Initial Purchasers shall have received from each of Ernst & Young LLP and Deloitte & Touche LLP a “bring-down comfort letter” dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, in the form of the “comfort letter” delivered at the Time of Execution, except that such bring-down comfort letter shall cover the financial information contained or incorporated by reference in the Final Offering Memorandum and any amendment or supplement thereto and procedures shall be brought down to a date no more than three days prior to the Closing Date.
fff.
No Material Adverse Effect or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:
i.
there shall not have been any material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise), business or results of operations of the Parent and its subsidiaries, or of Diamond and its subsidiaries, in each case taken as a whole and after giving effect to the Transactions, the effect of which is, or would reasonably be expected to become, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the completion of the Offering on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Offering Memorandum; and
ii.
there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Parent or any of its subsidiaries or any of its securities or indebtedness, including the Notes, by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act.
ggg.
Opinion of Counsel for the Issuers and the Escrow Guarantor. On the Closing Date, the Initial Purchasers shall have received an opinion and a negative assurance statement of Simpson Thacher

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& Bartlett LLP, counsel for the Issuers and the Escrow Guarantor, dated as of the Closing Date, substantially in the forms attached as Exhibit B-1 and Exhibit B-2, respectively;
hhh.
Opinion of Counsel for the Initial Purchasers. On the Closing Date, the Initial Purchasers shall have received an opinion and negative assurance statement of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.
iii.
Officers’ Certificate for the Issuers and the Escrow Guarantor. On the Closing Date, the Initial Purchasers shall have received a written certificate executed by two executive officers of the Issuers and the Escrow Guarantors, on behalf of the Issuers and the Escrow Guarantor, dated as of the Closing Date, to the effect that:
iii.
there has not occurred any downgrading, nor has any notice been given of any intended potential downgrading, or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Parent or any of its subsidiaries or any of their securities or indebtedness, including the Notes, by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act;
iv.
for the period from and after the date of this Agreement and prior to the Closing Date, there has not occurred any material adverse change in the condition (financial or otherwise), business or results of operations of the Parent and its subsidiaries, or Diamond and its subsidiaries, in each case taken as a whole and after giving effect to the Transactions (except as set forth in or contemplated in the Pricing Disclosure Package and the Final Offering Memorandum, exclusive of any amendment or supplement thereto);
v.
the representations and warranties set forth in Section 1 hereof are true and correct (with respect to the Diamond Entities, to their knowledge, after due inquiry) with the same force and effect as though expressly made on and as of the Closing Date; and
vi.
each of the Issuers and the Escrow Guarantor has complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date, in each case in all material respects.
jjj.
DTC. At the Closing Date, the Issuers and/or the Escrow Guarantor shall have taken all action reasonably requested by the Representative to enable the Notes to be eligible for clearance and settlement through DTC.
kkk.
Indenture. On or prior to the Closing Date, the Issuers and the Escrow Guarantor shall have executed and delivered the Indenture and the Notes shall have been executed and delivered by the Issuers and authenticated by the Trustee in accordance with the Indenture, in each case in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.
lll.
Escrow Agreement. On or prior to the Closing Date, the Escrow Agreement shall have been entered into by the parties thereto and the Initial Purchasers shall have received an executed copy thereof.
mmm.
Parent Chief Financial Officer’s Certificate. On the date hereof and the Closing Date, the Initial Purchasers shall have received a written certificate executed by the Chief Executive Officer of Parent, on behalf of the Parent, dated as of the date hereof or the Closing Date, as applicable, substantially in the form attached as Exhibit D-1;

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nnn.
Diamond Chief Financial Officer’s Certificate. On the date hereof and the Closing Date, the Initial Purchasers shall have received a written certificate executed by the Chief Financial Officer of Diamond, on behalf of Diamond, dated as of the date hereof or the Closing Date, as applicable, substantially in the form attached as Exhibit D-2;
ooo.
Additional Documents. On or prior to the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

7.
Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 6 or the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors to perform any agreement herein or to comply with any provision hereof, other than by reason of a default by any of the Initial Purchasers, including as described in Section 19 hereof, or (c) the Completion Date does not occur on or prior to the Cut-Off Date, then in each case, the Issuers and the Escrow Guarantor agree, jointly and severally, to reimburse the Initial Purchasers upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the Offering, including, but not limited to reasonable fees and disbursements of one counsel (and, if necessary, one local counsel in any relevant material jurisdiction), printing expenses, travel expenses, postage, facsimile and telephone charges.
8.
Offer, Sale and Resale Procedures. Each of the Initial Purchasers, severally and not jointly, agrees with the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors that, and hereby agrees to observe the following procedures in connection with the offer and sale of the Securities:
ppp.
such Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors that it is a “qualified institutional buyer” within the meaning of Rule 144A and an “accredited investor” within the meaning of Regulation D under the Securities Act;
qqq.
Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A) in transactions meeting the requirements of Rule 144A, or non-U.S. persons outside the United States in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex B hereto, which Annex B is hereby expressly made a part hereof; and
rrr.
no general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the Offering.

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, except as expressly set forth in Sections 9 and 10 hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the

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Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

9.
Indemnification.
sss.
Indemnification of the Initial Purchasers by the Issuers and the Guarantors. Each of the Issuers and the Escrow Guarantor, jointly and severally, agrees and, upon the execution and delivery of the Joinder Agreement, each of the Surviving Issuers and the Guarantors (including the Diamond Entities), jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers or the Surviving Issuers, as applicable (not to be unreasonably withheld)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all reasonable expenses (including the reasonable fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability, expense or action to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Parent by such Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) (it being understood that the only such information is that information specified in Section 9(b)). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors may otherwise have.
ttt.
Indemnification of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless as of the date hereof, each Issuer and the Escrow Guarantor and, upon execution and delivery of the Joinder Agreement, each Surviving Issuer and each Guarantor, the employees, directors and officers of each Issuer and the Escrow Guarantor as of the date hereof and, upon the execution and delivery of the Joinder Agreement, of each Surviving Issuer and each Guarantor, and each person, if any, who controls, as of the date hereof, each Issuer and the Escrow Guarantor and, upon the execution and delivery of the Joinder Agreement, each Surviving Issuer and each Guarantor, in each case within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which any Issuer, the Escrow Guarantor, any Surviving Issuer, any Guarantor or any such employee, director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing

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Disclosure Package, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing Disclosure Package, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Parent by such Initial Purchaser through the Representative expressly for use therein; and to reimburse any Issuer and the Escrow Guarantor and, upon execution and delivery of the Joinder Agreement where applicable, any Surviving Issuer, any Guarantor and each such employee, director, officer or controlling person for any and all reasonable expenses (including the reasonable fees and disbursements of counsel) as such expenses are reasonably incurred by any Issuer, the Escrow Guarantor, any Surviving Issuer, any Guarantor or such employee, director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors hereby acknowledge that the only information that the Initial Purchasers have furnished to the Parent through the Representative expressly for use in the Pricing Disclosure Package, any Issuer Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the second sentence of the ninth paragraph, the tenth paragraph and the first, second, third and fourth sentences of the eleventh paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
uuu.
Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 9, except to the extent it is materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 9. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any fees or expenses of counsel subsequently incurred by such indemnified party in connection with the defense thereof (other than the reasonable costs of investigation) unless the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel (in each applicable jurisdiction)), which

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shall be selected by the Representative (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.
vvv.
Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent (not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.
10.
Contribution. If the indemnification provided for in Section 9 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein (other than by virtue of the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to Section 9(c) hereof, where the indemnifying party is materially prejudiced by such failure (through the forfeiture of substantive rights and defenses)), then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect the relative benefits received by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the Offering or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the Offering shall be deemed to be in the same respective proportions as the total net proceeds from the Offering (before deducting expenses) received by the Issuers and the Surviving Issuers, and the total discount and expense reimbursements received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9 herein, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9 herein with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this

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Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9 herein for purposes of indemnification.

The Issuers, the Escrow Guarantor and the Initial Purchasers agree and, upon execution and delivery of the Joinder Agreement, each Surviving Issuers and each Guarantor will agree, that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Annex A. For purposes of this Section 10, each affiliate, director, officer and employee of such Initial Purchaser and each person, if any, who controls such Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each employee, director or officer of any Issuer, the Escrow Guarantor, any Surviving Issuer or any Guarantor, and each person, if any, who controls any Issuer, the Escrow Guarantor, any Surviving Issuer or any Guarantor within the meaning of the Securities Act and the Exchange Act, shall have the same rights to contribution as the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors.

11.
Termination of This Agreement. Subsequent to the execution and delivery of this Agreement, this Agreement may be terminated by the Representative by notice given to the Issuers if at any time there shall have occurred any of the following: trading in securities generally on the New York Stock Exchange or the NASDAQ Global Select Market has been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; trading or quotation in any of the Parent’s or Issuers’ securities (if any) on the New York Stock Exchange shall have been suspended or limited, a banking moratorium has been declared by Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of the Representative (other than any defaulting Initial Purchaser under Section 19 hereof), the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with completion of the Offering; or the occurrence of any other calamity, crisis (including, without limitation, as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative (other than any defaulting Initial Purchaser under Section 19 hereof), impracticable or inadvisable to proceed with the Offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated by the Pricing Disclosure Package and the Final Offering Memorandum. Any termination pursuant to this Section 11 shall be without liability on the part of any party to any other party, except that Section 5, Section 7, Section 9, Section 10, Section 17 and Section 21 shall at all times be effective and shall survive such termination.

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12.
Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations and warranties of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, any Issuer, the Escrow Guarantor, any Surviving Issuer or any Guarantor or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
13.
Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Leveraged Debt Capital Markets, Second Floor

Facsimile: (212) 797-4877

with a copy to the attention of the General Counsel, 36th Floor; Facsimile: (212) 797-4561

with a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Marcel Fausten
Facsimile: (212) 701-5111

If to the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors:

Hilton Grand Vacation Inc.
6355 MetroWest Boulevard, Suite 180
Orlando, Florida 32835
Facsimile: (703) 883-6188
Attention: Charles R. Corbin, Executive Vice President and General Counsel

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with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Jonathan Ozner
Facsimile: (212) 455-2502

Alston & Bird LLP
950 F Street, NW
Washington, DC 20004
Attention: Alexander J. Park
Facsimile: (202) 239-3333

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

14.
Recognition of the U.S. Special Resolution Regimes.
www.
In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
xxx.
In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are per-mitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
yyy.
For the purpose of this Section 14:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15.
Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Section 9 and Section 10 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
16.
Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
17.
Governing Law Provisions. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.
18.
Representations of the Initial Purchasers. The Representative will act for the several Initial Purchasers in connection with the purchase of the Securities, and any action under this Agreement taken by the Representative will be binding upon all of the Initial Purchasers.
19.
Default of One or More of the Several Initial Purchasers. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Annex A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 5, Section 7, Section 9 and Section 10 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 19. Any action taken under this Section 19 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

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20.
No Advisory or Fiduciary Responsibility. Each of the Issuers and the Escrow Guarantor acknowledges and agrees and, upon execution and delivery of the Joinder Agreement, each of the Surviving Issuers and each Guarantor will acknowledge and agree that: the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; in connection with each transaction contemplated hereby and the process leading to such transaction, each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors on other matters) or any other obligation to the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors except the obligations expressly set forth in this Agreement; the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the Offering, and the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, on the one hand, and the several Initial Purchasers, or any of them, on the other hand with respect to the Offering. The Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers, the Escrow Guarantor, the Surviving Issuers or the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty in connection with the purchase and sale of the Securities pursuant to this Agreement.

21.
Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

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22.
Compliance with USA PATRIOT Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, the Escrow Guarantor, the Surviving Issuers and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
23.
General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Blank]

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Parent the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

Hilton Grand Vacations Borrower Escrow, LLC

By: Hilton Grand Vacations Borrower LLC,

its Managing Member and Sole Member

By: Hilton Grand Vacations Parent LLC,

its Managing Member and Sole Member

By: Hilton Grand Vacations Inc.,

 its Managing Member and Sole Member

By:	/s/ Ben Loper
Name: Ben Loper
Title: Vice President

Hilton Grand Vacations Borrower Escrow, Inc.
By:	/s/ Ben Loper
Name: Ben Loper
Title: Vice President and Treasurer

Hilton Grand Vacations Borrower LLC By: Hilton Grand Vacations Parent LLC, its Managing Member and Sole Member By: Hilton Grand Vacations Inc., its Managing Member and Sole Member
By:	/s/ Ben Loper
Name: Ben Loper

Title: Vice President

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The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

Deutsche Bank Securities, Inc. Acting on behalf of itself and as the Representative of the several Initial Purchasers
By:	Deutsche Bank Securities, Inc.
By:	/s/ Shaun Ryan
Name: Shaun Ryan
Title: Director

By:	/s/ Ryan Corning
Name: Ryan Corning
Title: Managing Director

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ANNEX A

Initial Purchasers	Aggregate Principal Amount of Notes to be Purchased
Deutsche Bank Securities, Inc.	$177,810,000
BofA Securities, Inc.	$199,006,000
Barclays Capital Inc.	$177,809,000
Credit Suisse Securities (USA) LLC	$97,750,000
Goldman Sachs & Co. LLC	$34,000,000
J.P. Morgan Securities LLC	$46,750,000
MUFG Securities Americas Inc.	$34,000,000
Wells Fargo Securities, LLC	$25,500,000
Fifth Third Securities, Inc.	$17,000,000
Regions Securities LLC	$17,000,000
Citizens Capital Markets, Inc.	$17,000,000
Mizuho Securities USA LLC	$6,375,000
Total	$850,000,000

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ANNEX B

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

Such Initial Purchaser has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities.

In connection with cash resale pursuant to Rule 144A, such Initial Purchaser has taken or will take reasonable steps to ensure that each purchaser of Securities is aware that such sale is being made in reliance on Rule 144A.

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40 day restricted period referenced in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

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SCHEDULE I-1

Anticipated Subsidiary Guarantors (Existing Parent Subsidiaries)

Entity Name	Jurisdiction
HILTON GRAND VACATIONS PARENT LLC	Delaware
HILTON GRAND VACATIONS INC.	Delaware
48TH STREET HOLDING LLC	Delaware
GRAND VACATIONS REALTY, LLC	Delaware
GRAND VACATIONS TITLE, LLC	Delaware
HILTON GRAND VACATIONS CLUB, LLC	Delaware
HILTON GRAND VACATIONS COMPANY, LLC	Delaware
HILTON GRAND VACATIONS FINANCING, LLC	Delaware
HILTON GRAND VACATIONS MANAGEMENT, LLC	Nevada
HILTON KINGSLAND 1, LLC	Delaware
HILTON RESORTS CORPORATION	Delaware
HILTON TRAVEL, LLC	Delaware
HRC ISLANDER LLC	Delaware
GRAND VACATIONS SERVICES LLC	Delaware
HILTON RESORTS MARKETING CORP.	Delaware
2400 PRINCE EDWARD, LLC	Delaware
CUSTOMER JOURNEY, LLC	Delaware
KUPONO PARTNERS LLC	Hawaii

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SCHEDULE I-2

Anticipated Subsidiary Guarantors (Diamond Entities)

Entity Name	Jurisdiction
Diamond Resorts International, Inc.	Delaware
AB Blue Acquisition, LLC	Delaware
AHC Professionals US Majority, LLC	Nevada
AHC Professionals US Minority, LLC	Nevada
AKGI St. Maarten N.V.	Delaware/Dutch West Indies
Crescent One, LLC	Florida
DestinationXchange, LLC	Delaware
Diamond Asia Development, Inc.	Delaware
Diamond Resorts Beach Quarters Development, LLC	Delaware
Diamond Resorts Beachwoods Development, LLC	Delaware
Diamond Resorts Boardwalk Development, LLC	Delaware
Diamond Resorts California Collection Development, LLC	Delaware
Diamond Resorts Centralized Services Company	Delaware
Diamond Resorts Citrus Share Holding, LLC	Delaware
Diamond Resorts Coral Sands Development, LLC	Delaware
Diamond Resorts Corporation	Maryland
Diamond Resorts Cypress Pointe I Development, LLC	Delaware
Diamond Resorts Cypress Pointe II Development, LLC	Delaware
Diamond Resorts Cypress Pointe III Development, LLC	Delaware
Diamond Resorts Desert Isle Development, LLC	Nevada
Diamond Resorts Developer and Sales Holding Company	Delaware
Diamond Resorts DPM Development, LLC	Nevada
Diamond Resorts Epic Mortgage Holdings, LLC	Delaware
Diamond Resorts Fall Creek Development, LLC	Delaware
Diamond Resorts Finance Holding Company	Delaware
Diamond Resorts Franz Klammer Development, LLC	Delaware
Diamond Resorts GK Development, LLC	Delaware
Diamond Resorts Grand Beach I Development, LLC	Delaware
Diamond Resorts Grand Beach II Development, LLC	Delaware
Diamond Resorts Greensprings Development, LLC	Delaware
Diamond Resorts Hawaii Collection Development, LLC	Delaware
Diamond Resorts Hilton Head Development, LLC	Delaware
Diamond Resorts Holdings, LLC	Nevada
Diamond Resorts International Club, Inc.	Florida
Diamond Resorts International Golf, LLC	Delaware
Diamond Resorts International Marketing, Inc.	California
Diamond Resorts International Marketing Mexico, LLC	Nevada
Diamond Resorts International, LLC	Nevada
Diamond Resorts IW Holding Company	Delaware
Diamond Resorts IW Resort Ownership U.S. Corporation	Delaware
Diamond Resorts IW Trading Company	Delaware
Diamond Resorts IW Ventures, Inc.	Delaware
Diamond Resorts Kona Development, LLC	Delaware
Diamond Resorts Kona II Development, LLC	Delaware
Diamond Resorts Las Vegas Development, LLC	Delaware

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Diamond Resorts Management & Exchange Holding Company	Delaware
Diamond Resorts Management, Inc.	Arizona
Diamond Resorts MGV Development, LLC	Nevada
Diamond Resorts Mortgage Holdings, LLC	Delaware
Diamond Resorts Mystic Dunes Development, LLC	Nevada
Diamond Resorts Ocean Beach Club Development, LLC	Delaware
Diamond Resorts Oceanaire Development, LLC	Delaware
Diamond Resorts Palm Springs Development, LLC	Delaware
Diamond Resorts Poco Diablo Development, LLC	Delaware
Diamond Resorts Poipu Development, LLC	Delaware
Diamond Resorts Polo Development, LLC	Nevada
Diamond Resorts Port Royal Development, LLC	Delaware
Diamond Resorts Powhatan Development, LLC	Delaware
Diamond Resorts Rancho Manana Development, LLC	Delaware
Diamond Resorts Real Estate Academy, LLC	Delaware
Diamond Resorts Residual Assets Development, LLC	Delaware
Diamond Resorts Residual Assets Finance, LLC	Delaware
Diamond Resorts Residual Assets M&E, LLC	Delaware
Diamond Resorts Ridge on Sedona Development, LLC	Delaware
Diamond Resorts Ridge Pointe Development, LLC	Delaware
Diamond Resorts River Club Development, LLC	Delaware
Diamond Resorts San Luis Bay Development, LLC	Delaware
Diamond Resorts Santa Fe Development, LLC	Delaware
Diamond Resorts Sapphire Valley Development, LLC	Delaware
Diamond Resorts Scottsdale Development, LLC	Delaware
Diamond Resorts Sedona Springs Development, LLC	Delaware
Diamond Resorts Sedona Summit Development, LLC	Delaware
Diamond Resorts St. Croix Development, LLC	Delaware
Diamond Resorts Steamboat Development, LLC	Delaware
Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware
Diamond Resorts Tahoe Seasons Development, LLC	Delaware
Diamond Resorts Teton Club Development, LLC	Nevada
Diamond Resorts Turtle Cay Development, LLC	Delaware
Diamond Resorts U.S. Collection Development, LLC	Delaware
Diamond Resorts U.S. Collection-Hawaii Development, LLC	Delaware
Diamond Resorts Villa Mirage Development, LLC	Delaware
Diamond Resorts Villas of Sedona Development, LLC	Delaware
Diamond Resorts West Maui Development, LLC	Delaware
Diamond Resorts, LLC	Nevada
DPM Acquisition, LLC	Delaware
DPM Holdings, LLC	Delaware
DPM RP Subsidiary, LLC	Delaware
Extraordinary Escapes Corporation	Delaware
Four C’s Hospitality, LLC	Nevada
Galaxy Exchange Company	Florida
George Acquisition Subsidiary, Inc.	Nevada
Grand Escapes, LLC	Delaware
Hospitality Management and Consulting Service, L.L.C.	Nevada
ILX Acquisition, Inc.	Delaware
ILX Acquisition, LLC	Delaware
International Timeshares Marketing, LLC	Delaware

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Island One Development, LLC	Nevada
Lake Tahoe Resort Partners, LLC	California
Mazatlan Development Inc.	Washington
MMG Development Corp.	Florida
Mystic Dunes Myrtle Beach, LLC	Delaware
Mystic Dunes, LLC	Delaware
Navigo Vacation Club, Inc.	Florida
Poipu Resort Partners, L.P.	Hawaii
Resort Management International, Inc.	California
Resort Ventures, L.P.	California
Resorts Development International, Inc.	Nevada
Tempus Acquisition, LLC	Delaware
Tempus Holdings, LLC	Delaware
Vacation OTA, LLC	Nevada
West Maui Resort Partners, L.P.	Delaware
World Discovery Kids Club, LLC	Delaware
Diamond Resorts Financial Services, Inc.	Nevada
Bridgespire Financial Services, Inc.	Nevada
Diamond Resorts HK, LLC	Nevada
HK F&B Services, LLC	Delaware
Diamond Resorts Daytona Development, LLC	Delaware
Nevada HK F&B Services, LLC	Nevada
Florida Diamond Resorts Management, LLC	Florida
Island One Resorts Management Corporation	Florida
Island One, Inc.	Florida
Diamond Resorts Waikiki Development, LLC	Delaware
DR Modern Spa, LLC	Hawaii
Amber Group, Inc.	Florida
Amber Vacation Realty, Inc.	Florida
Amber Vacation Realty of Tennessee, Inc.	Tennessee
Poinciana Vacation Resorts, Inc.	Florida
Sunrise Ridge Resort, Inc.	Tennessee
Diamond Resorts St. Louis Development, LLC	Delaware
Diamond Resorts Kahana Development, LLC	Delaware
Diamond Resorts Real Estate Academy-Hawaii, LLC	Delaware
Diamond Resorts River Club Members, LLC	Delaware

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EXHIBIT A

Pricing Supplement

P R I C I N G S U P P L E M E N T C O N F I D E N T I A L

$850,000,000

5.000% Senior Notes due 2029

__________________________

Pricing Supplement dated May 20, 2021
to the
Preliminary Offering Memorandum dated May 17, 2021
(the “Preliminary Offering Memorandum”)

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Preliminary Offering Memorandum.

The total size of the offering has been increased from $675,000,000 to $850,000,000.

Concurrently with the closing of the offering of the 2029 Notes, the gross proceeds received from the issuance of the Notes, including the increase of $175,000,000 in the total offering size of the 2029 Notes, will be deposited into an Escrow Account, and the Issuer (as defined below) will agree to pay (the “HGV Escrow Guarantee”) an amount up to the amount necessary to fund the interest due on the 2029 Notes, including on such increased total offering size, from the Settlement Date (as defined below) to, but excluding, the Special Mandatory Redemption Date, which, when taken together with the Escrowed Funds, will be sufficient to fund the Special Mandatory Redemption Price of the 2029 Notes on the third business day following the Escrow End Date, if a Special Mandatory Redemption were to occur on such date. Upon satisfaction of the Escrow Release Conditions and release of the Escrowed Funds as described in the Preliminary Offering Memorandum, the net proceeds received from the increase of $175,000,000 in the total offering size are expected to be used to repay additional amounts outstanding under our Revolving Credit Facility (as defined in the Preliminary Offering Memorandum). If the Escrow Release Conditions are not satisfied, the gross proceeds received from the 2029 Notes, including from such increase of $175,000,000, will be used to redeem the 2029 Notes pursuant to the Special Mandatory Redemption as described under “Description of the Notes—Special Mandatory Redemption” in the Preliminary Offering Memorandum.

As a result of the increase in the aggregate principal amount of the 2029 Notes and the intended use of proceeds from such increase as described above, the aggregate principal amount to be outstanding under our Revolving Credit Facility following the consummation of the Transactions, on a pro forma basis, as set forth under “Capitalization,” “Unaudited Pro Forma Condensed Combined Financial Information of HGV and Diamond” and other sections of the Preliminary Offering Memorandum, is expected to be approximately $172,000,000. Corresponding changes will be deemed to be made wherever applicable throughout the Preliminary Offering Memorandum.

The 2029 Notes (as defined below) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws, and are being offered and sold only to persons reasonably

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believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. person in transactions outside the United States in reliance on Regulation S under the Securities Act.

Escrow Issuers and Issuers:

Hilton Grand Vacations Borrower Escrow, LLC and Hilton Grand Vacations Borrower Escrow, Inc. (collectively, the “Escrow Issuers”); their obligations to be assumed by Hilton Grand Vacations Borrower LLC (the “Issuer”) and Hilton Grand Vacations Borrower Inc., respectively (collectively with the Issuer, the “Issuers”).

Title of Securities:	5.000% Senior Notes due 2029 (the “2029 Notes”).
Principal Amount:	$850,000,000.
Final Maturity Date:	June 1, 2029.
Issue Price:	100.0%, plus accrued interest, if any, from June 4, 2021.
Coupon:	5.000%.
Yield to Maturity:	5.000%.
Spread to Benchmark Treasury:	+ 356 basis points
Benchmark Treasury:	2.375% UST due May 15, 2029
Interest Payment Dates:	June 1 and December 1.
Record Dates:	May 15 and November 15.
First Interest Payment Date:	December 1, 2021.
Optional Redemption:

The Issuers may, at their option, redeem at any time and from time to time prior to June 1, 2024, some or all of the 2029 Notes at 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, plus a “make-whole premium” calculated based on the applicable Treasury Rate + 50 bps.

From and after June 1, 2024, the Issuers may, at their option, redeem at any time and from time to time some or all of the 2029 Notes at the following redemption prices (expressed as a percentage of the principal amount of the 2029 Notes to be redeemed), plus accrued and unpaid interest to, but excluding, the redemption date, if redeemed during the 12-month period beginning on June 1 of each of the years set forth below:

Year Percentage

2024………………….. 102.500%

2025………………….. 101.250%

2026 and thereafter…... 100.000%

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Optional Redemption with Equity Proceeds:

On or prior to June 1, 2024, the Issuers may, at their option, redeem an aggregate principal amount of the 2029 Notes not to exceed the net cash proceeds from certain equity offerings at the redemption price of 105.000% of the principal amount of the 2029 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date; provided that the amount to be redeemed shall not exceed 40% of the aggregate principal amount of the 2029 Notes.

Change of Control Triggering Event:	Put right at 101% of the aggregate principal amount of the 2029 Notes, plus accrued and unpaid interest to, but excluding, the repurchase date.
CUSIP Numbers/ISINs:	144A: 43284M AA6 / US43284MAA62. Reg S: U4329K AA6 / USU4329KAA61.
Ratings*:	B2 (Moody’s) / B- (S&P) / BB- (Fitch)
Escrow of Gross Proceeds; Mandatory Redemption:

Concurrently with the closing of the offering of the 2029 Notes, the Escrow Issuers will deposit the gross proceeds of the offering into an Escrow Account and the Issuer will provide the HGV Escrow Guarantee.

If any Special Mandatory Redemption Event occurs, the Escrow Issuers will be required to redeem the 2029 Notes at a redemption price of 100% of the issue price of the 2029 Notes, plus accrued and unpaid interest to, but excluding, the redemption date. The Escrowed Funds would be released and applied to pay for such redemption.

Distribution:	144A and Reg S with no registration rights.
Bookrunners:	Deutsche Bank Securities, Inc. BofA Securities, Inc. Barclays Capital Inc. Credit Suisse Securities (USA) LLC Goldman Sachs & Co. LLC J.P. Morgan Securities LLC MUFG Securities Americas Inc.
Co-Managers:	Wells Fargo Securities, LLC Fifth Third Securities, Inc. Regions Securities LLC Citizens Capital Markets, Inc. Mizuho Securities USA LLC
Trade Date:	May 20, 2021
Settlement Date:

June 4, 2021 (T+10) (the “Settlement Date”)

The Escrow Issuers expect that delivery of the 2029 Notes will be made to investors on or about June 4, 2021, which will be the tenth business day following the date of pricing of the 2029 Notes (such settlement being referred to as “T+10”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly,

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purchasers who wish to trade 2029 Notes prior to the second business day before the delivery of the 2029 Notes will be required, by virtue of the fact that the 2029 Notes will not initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the 2029 Notes who wish to trade the 2029 Notes prior to their date of delivery hereunder should consult their advisors.

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the 2029 Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed solely to persons reasonably believed to be qualified institutional buyers, as defined in Rule 144A under the Securities Act, and to non-U.S. persons outside the United States, as defined under Regulation S.

This communication does not constitute an offer to sell the 2029 Notes and is not a solicitation of an offer to buy the 2029 Notes in any jurisdiction where the offer or sale is not permitted.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

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EXHIBIT C

Form of Joinder Agreement

$850,000,000 of 5.000% Senior Notes due 2029

WHEREAS, Hilton Grand Vacations Borrower LLC, Hilton Grand Vacations Borrower Escrow, LLC, a Delaware limited liability company, Hilton Grand Vacations Borrower Escrow, Inc., a Delaware corporation, and Deutsche Bank Securities, Inc. (the “Representative”), for itself and the other Initial Purchasers named in the Purchase Agreement referenced below (the “Initial Purchasers”), heretofore executed and delivered a Purchase Agreement, dated May 20, 2021 (the “Purchase Agreement”), providing for the issuance and sale of the Securities (as defined therein); and

WHEREAS, in connection therewith, the Surviving Issuers and each Guarantor (as defined in the Purchase Agreement) has agreed to join in the Purchase Agreement pursuant to this agreement (this “Joinder Agreement”) on the Completion Date.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, each Surviving Issuer and each Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

1. Joinder. Each of the undersigned hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall: (i) join and become a party to the Purchase Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to the Surviving Issuer, the Surviving Co-Issuer or a Guarantor, as applicable, in the Purchase Agreement as if made by such party as set forth in and in accordance with the terms of the Purchase Agreement; and (iii) perform all obligations and duties of the Surviving Issuer, the Surviving Co-Issuer or a Guarantor, as applicable, in accordance with the Purchase Agreement.

2. Representations and Warranties. The undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all requisite corporate or limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Agreements and it has duly and validly taken all necessary action for the consummation of the transactions contemplated hereby and by the Purchase Agreement.

3. Counterparts. This Joinder Agreement may be executed in two or more counterparts each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4. Amendments. No amendment, modification or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the parties thereto.

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5. Headings. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Joinder Agreement.

6. GOVERNING LAW. THIS JOINDER AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned has executed this agreement this____ day of _________________ 2021.

SUBSIDIARY GUARANTORS:	[___________]
By:
Name:
Title:

SURVIVING ISSUER:	Hilton Grand Vacations Borrower LLC
By: __________________________________
Name:
Title:

SURVIVING CO-ISSUER:	Hilton Grand Vacations Borrower Inc.
By: __________________________________
Name:
Title:

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The foregoing Joinder Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

Deutsche Bank Securities, Inc. Acting on behalf of itself and as the Representative of the several Initial Purchasers
By:	Deutsche Bank Securities, Inc.
By:
Name:
Title:

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